UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 15, 2021
Expensify, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41043	27-0239450
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
401 SW 5th Ave
Portland, Oregon 97204
(Address of Principal Executive Offices) (Zip Code)
(971) 365-3939
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	EXFY	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 15, 2021, Expensify, Inc. (the “Company”) filed an Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware and the Company’s Amended and Restated Bylaws (the “Bylaws”) became effective on such date. The Company’s board of directors and, with respect to the Certificate of Incorporation, stockholders previously approved the amendment and restatement of these documents to be effective prior to the closing of the Company’s initial public offering.
The Certificate of Incorporation and the Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. The terms of the Certificate of Incorporation and the Bylaws are substantially the same as the terms set forth in the forms previously filed as Exhibits 3.3 and 3.5, respectively, to the Company’s registration statement on Form S-1 (File No. 333-260297), as amended (the “Registration Statement”).
Item 8.01. Other Events.
On November 15, 2021, the Company issued a press release announcing the closing of its initial public offering of 11,190,392 shares of the Company’s Class A common stock, $0.0001 par value per share (the “Class A Common Stock”) at a public offering price of $27.00 per share, pursuant to the Registration Statement. The Company sold 2,608,696 shares of Class A Common Stock, and the selling stockholders sold 8,581,696 shares of Class A Common Stock, including the full exercise of the underwriters’ option to purchase an additional 1,459,616 shares of Class A Common Stock from certain selling stockholders. The gross proceeds to the Company from the initial public offering were approximately $70.4 million, before deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company did not receive any proceeds from the sale of shares of Class A Common Stock in the offering by the selling stockholders.
A copy of the Company’s press release announcing the closing of the offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Expensify, Inc.

3.2	Amended and Restated Bylaws of Expensify, Inc.

99.1	Press Release

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Expensify, Inc.

By:	/s/ Ryan Schaffer
Name:	Ryan Schaffer
Title:	Chief Financial Officer
Date: November 15, 2021